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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Lamar Advertising Company:

       We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                           /s/ KPMG Peat Marwick LLP


New Orleans, Louisiana
April 17, 1998